FIRST ADDENDUM TO MANAGEMENT SERVICES AGREEMENT
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     THIS FIRST ADDENDUM TO MANAGEMENT SERVICES AGREEMENT (the "First Addendum")
is executed and delivered as of September 1, 1995 (the "Execution Date") by and between AMSA, INC., a Florida corporation (the "Manager"); SHERIDAN MEDICAL HEALTHCORP, P.C., a New York professional corporation f/k/a ANESTHESIOLOGISTS' MANAGEMENT SERVICES ASSOCIATES, P.C. ("PC"); and, SHERIDAN HEALTHCORP, INC., a Florida corporation ("Sheridan").

                               PRELIMINARY STATEMENTS

     1. The Manager and PC entered into a Management Services Agreement, dated as of November 28, 1994, with a term commencing on November 28, 1994 and expiring on November 27, 1995 (the "Agreement"). All capitalized terms not defined in this First Addendum shall have the meanings given them in the Agreement. The Agreement and this First Addendum shall be collectively, the "Agreement".

     2. The parties desire to amend the Agreement pursuant to the terms of this First Addendum. In the event of any inconsistency between the terms of this First Addendum and the Agreement, then the terms of this First Addendum shall control.

     3. The Manager desires to be released and discharged from all liability to PC in connection with the Agreement. The Manager is a wholly-owned subsidiary of Sheridan. Sheridan is willing to assume all of the Manager's obligations and liabilities under the Agreement, whether arising before or after the execution and delivery of this First Addendum.

     NOW THEREFORE, for and in consideration of the mutual covenants contained in this First Addendum and the Agreement, the Manager, PC and Sheridan agree as follows:

                                              AGREEMENT

     1. Name Change. Effective May 16, 1995, PC amended its corporate name to Sheridan Medical Healthcorp, P.C. References to PC throughout the Agreement and the First Amendment shall mean Sheridan Medical Healthcorp, P.C.

     2.   Assignment and Assumption.

     (a) Sheridan agrees to perform and be bound by all the terms of the Agreement in all respects as if it were the original party, AMSA, INC. ("AMSA"), under the Agreement and to assume all of the obligations and liabilities of the Manager under the Agreement, whether arising before of after the execution and delivery of this Addendum.



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     (b) AMSA assigns to Sheridan  all of its rights,  title and interest in the
Agreement. PC releases and discharges AMSA from all future obligations under the Agreement after August 31, 1995. Effective September 1, 1995 all references to the Manager throughout the Agreement shall mean Sheridan Healthcorp, Inc.

     (c) PC accepts Sheridan as the substituted Manager to the Agreement and agrees to continue to be bound by the terms of the Agreement in all respects as if Sheridan was originally named as the Manager in the Agreement.

     3. Section 10 of the Agreement, Term and Termination is amended by replacing the existing Section 10(a) with the following provision:

     (a) Term. This Agreement shall commence on the Effective Date and, unless terminated pursuant to the terms, shall expire on November 27, 2001 (the "Term"). The Term shall be automatically renewed for additional seven-year terms on the seventh Anniversary of the Effective Date and each subsequent seventh Anniversary thereafter unless previously terminated pursuant to the terms of this Agreement or otherwise mutually agreed between the parties of their intent not to renew the Term or Terms.

     4. Section 16(b) of the Agreement, Notices, is amended by replacing the existing addresses with the following:

           If to the Manager:       Sheridan Healthcorp, Inc.
                                    4651 Sheridan Street, Suite 400
                                    Hollywood, FL 33021
                                    ATTN:   Jay A. Martus, Esq.
                                    Vice President and General Counsel

           If to PC:                 Sheridan Medical Healthcorp, P.C.
                                     4651 Sheridan Street, Suite 400
                                     Hollywood, FL  33021
                                     ATTN:  Gilbert Drozdow, M.D.
                                            President

     5. All other provisions of the Agreement not expressly amended by the terms of this First Addendum remain unchanged and in full force and effect.



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     AMSA, PC and Sheridan  have each caused this First  Addendum to be executed and delivered by their duly authorized officers as of the Execution Date.


AMSA:                                       PC:


AMSA, INC.,                                 SHERIDAN MEDICAL HEALTHCORP, P.C.,
a Florida corporation                       a New York professional corporation


By: _____________________________            By: _____________________________
    Jay A. Martus, Esq.                          Gilbert Drozdow, M.D.
    Vice President and General Counsel           President


SHERIDAN:

SHERIDAN HEALTHCORP, INC.,
a Florida corporation



By: _____________________________
    Jay A. Martus, Esq.
    Vice President and General Counsel